First Financial Northwest, Inc.

unique. innovative. solutions.

August 2017

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.


unique
partner
innovative
connected
unique. innovative. solutions.
First Financial
Northwest Bank

Company Highlights

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007 – NASDAQ Global Select Market: FFNW
- Revoked 10(l) election – became a Bank Holding Co. – 3/31/2015
- All time high stock price $21.29 – 2/1/17
- All time low stock price $3.25 – 11/30/10
- Closing stock price $16.37 – 7/27/17

Community Bank: First Financial Northwest Bank

- **Organized in 1923 as a state savings and loan association**
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- **Converted to a Washington State chartered commercial bank in February 2016**

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 & 1-405 corridors in Western Washington
- **Primary focus on North Pierce, King, and South Snohomish counties**

Contemporary/Innovative Offices and Efficient Operations

- Initial expansion with offices in Mill Creek, Edmonds, and The Landing in Renton
- Newest office in Bellevue (Q2 2017) and Coming Soon to Bothell (Q4 2017)
- Received regulatory approval to acquire four former Opus branches: Clearview, Smokey Point, Lake Stevens (Snohomish) and Woodinville (King) (expected to close Q3 2017)

Senior Management Team

Over 28 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	5	29
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	4	28
Ronnie J. Clariza	SVP, Chief Risk Management Officer (FFNWB)	14	16
Gregg H. DeRitis	SVP, Chief Credit Officer (FFNWB)	2	38
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	3	34
Simon Soh	SVP, Chief Lending Officer (FFNWB)	7	27

Puget Sound Region

- Current FFNWB Branch Locations
- Future FFNWB Branch Location
- Location of Opus Branches Being Acquired (subject to closing conditions)



Camano
Port Susan
Arlington
Smokey Point
Tulalip Indian Reservation
North Marysville
Tulalip
Marysville
Granite Falls
Mount Pilchuck
Freeland
Lake Stevens
Everett
Ebey Island
Useless Bay
Snohomish
Mukilteo
Mill Creek
North Creek
Clearview
Monroe
Sultan
Gold Bar
Edmonds
Lynnwood
Kingston
Woodway
Brier
Port Madison I.R.
Bothell
Lake Forest Park
Woodinville
Suquamish
Kingsgate
Duvall
White
Puget Sound
Kirkland
Redmond
Carnation
Bainbridge Island
Seattle
Bellevue
Sammamish
Mercer Island
Fall City
Newcastle
Issaquah
Snoqualmie
Tiger Mountain
North Bend
Bryn Mawr
East Renton Highlands
Riverton Heights
Renton
Mirrormont
Riverbend
Tukwila
Vashon

Suburban Strategy – Surround Seattle and Bellevue Proper

First Financial Northwest, Inc.

Branch Experience

Technology Centered Branch Concept




First Financial
Northwest Bank

First Financial
Northwest Bank

First Financial
Northwest Bank
innovative
connected
unique
partner

Edmonds
Arts & Culture Calendar

First Financial
Northwest Bank

Contemporary/Innovative Branches


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More

Close up of wall iTouch screen


innovative
energy



72% of Millennials use mobile devices for banking

vs.

50% - Gen X
19% - Boomers

but . . .

63% of Millennials use branches

vs.

68% - Gen X
69% - Boomers*

*Source: Wall Street Journal 5/31/2016

First Financial Northwest, Inc.

Local Economy

New Force of the U.S. Economy - Tech


BIG TECH
FACEBOOK (FB)
153.02 0.56 (0.37%)
AMAZON.COM (AMZN)
946.00 2.23 (-0.24%)
MICROSOFT (MSFT)
69.61 0.19 (0.28%)
ALPHABET INC (GOOGL)
932.86 0.04
APPLE (AAPL)
147.38 0.80 (0.55%)

Puget Sound Region Tenants

"Big Tech" Presence in the Region

Company	Office and Industrial Space Occupied [1]
Boeing	15.85 million square feet
Microsoft	14.7 million square feet
amazon	12.19 million square feet [2]
NORDSTROM	1.27 million square feet
Starbucks	1.26 million square feet [3]
Google	1.23 million square feet
T-Mobile	889,033 square feet
facebook	828,609 square feet
expedia inc.	528,232 square feet

Source: Puget Sound Business Journal, July 7, 2017
(1) Includes owned and leased property in the Puget Sound region
(2) In addition to its warehouse space, Amazon.com is poised to occupy 12 million square feet of office space in the Puget Sound region by 2022; it currently occupies about 8.8 million square feet of office space.
(3) Some sources put Starbucks' footprint as large as 1.35 million square feet.

Will We See More Spinoffs…From Amazon?

Amazon estimated to employ 300K by end of 2017



23,300 Collective Employees From These 6 Microsoft Spin-Off's
Zillow
INRIX
INTELLECTUAL VENTURES
BILL & MELINDA GATES foundation
VALVE
Expedia
Worldwide Employee Count
300,000
250,000
200,000
150,000
100,000
50,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Microsoft
Amazon.com

Source: Windermere Economics

Greater Renton Area Employers

SEATTLE SEAHAWKS

- Headquarters in Renton

PACCAR

- 180,000sf US Parts Distribution Center

Puget Sound's Newest 4-Star Hotel and Conference Center in Renton

SECO DEVELOPMENT, INC

- 350 room Hotel
- 40,000sf Conference Center
- Hyatt Regency – Open 7/2017
- 700,000+sf Business Park – Open 2018

FEDERAL RESERVE BANK OF SAN FRANCISCO 12-L INC. MAY 20, 1914

BOEING

- Renton – Home of the 737
- 42 planes built each month currently
- 2017 – 47 planes per month
- 2018 – 52 planes per month
- 2019 – 57 planes per month
- 12,000 employees in Renton
- 737 MAX – First Flight 1/29/2016, currently in production

IKEA

- 400,000sf Retail Center.
- One of the largest in the US
- Grand Opening February 2017

GroupHealth.

- Main campus (30 acres)
- Admin, Pharmacy Distribution, etc.
- Additional 2,400 jobs

Boeing Renton Represents 78% of Backlog

		Total Unfilled Orders Through June 2017	**5,744**
Model Series	**Orders**	**Deliveries**	**Unfilled**
737 MAX	3,699	6	3,797
NEXT-GENERATION 737 (-700, -800, -800A, 900ER)	6,815	6,131	677
Boeing Business Jets (BBJ, BBJ2)	144	140	4
		Total Unfilled Orders for 737 Model Series	**4,478**

The 737…One of the Most Successful Aircraft in the History of Aviation

Every 1.9 Seconds, A 737 Lands or Takes Off Somewhere Around the World

About 30% of World's Fleet of Commercial Jetliners Are Produced in Renton

Source: Boeing

Current Performance Metrics


January 29, 2016
737 MAX FIRST FLIGHT

Key Financial Ratios

Current Branch Expansion is Temporarily Driving Rising Costs

	At or For the Quarter Ended				
	Jun 30, 2017	**Mar 31, 2017**	**Dec 31, 2016**	**Sep 30, 2016**	**Jun 30, 2016**
Performance Ratios:					
Return on assets	**0.70%**	0.91%	1.12%	1.00%	0.60%
Return on equity	**5.22**	6.76	8.58	6.39	3.41
Equity-to-assets ratio	**13.27**	13.37	13.31	14.06	16.96
Interest rate spread	**3.47**	3.51	3.53	3.51	3.49
Net interest margin	**3.60**	3.64	3.65	3.64	3.63
Efficiency ratio	**70.27**	64.57	57.96	54.69	68.29
Noninterest expense/average total assets	**2.57**	2.35	2.17	2.01	2.53
Capital Ratios: (1)					
Tier 1 leverage ratio	**11.46%**	11.57%	11.17%	11.37%	12.02%
Total capital ratio	**15.20**	15.64	15.61	14.38	15.67
Asset Quality Ratios: (2)					
Nonperforming assets/total assets	**0.22%**	0.27%	0.31%	0.32%	0.34%
ALLL as a percent of total loans	**1.29**	1.31	1.32	1.28	1.30
ALLL as a percent of nonperforming loans	**1,935.68**	1,853.49	1,276.34	1,025.72	935.30

(1) Capital ratios are for First Financial Northwest Bank only.
(2) Loans are reported net of undisbursed funds.

Consolidated Income and Total Assets

Quarter Ended (Dollars in thousands)

	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016
Net interest income	**$ 8,997**	$ 8,862	$ 9,304	$ 8,934	$ 8,183
Provision (recapture of provision) for loan losses	**100**	200	(100)	900	600
Net interest income after provision	**8,897**	8,662	9,404	8,034	7,583
Total noninterest income	**731**	535	790	673	708
Total noninterest expense	**6,836**	6,068	5,850	5,254	6,072
Income before federal income tax provision	**2,792**	3,129	4,344	3,453	2,219
Federal income tax provision	**924**	785	1,323	847	779
Net income	**$ 1,868**	$ 2,344	$ 3,021	$ 2,606	$ 1,440
Total assets	**$ 1,081,708**	$1,060,520	$1,037,584	$1,074,698	$ 999,236

Improving Net Interest Income and Noninterest Income

Total Loan Portfolio

(in millions)

Net CRE Concentration 443.0%* of Adjusted Capital

Growing Loan Portfolio



Business & Consumer
$24.2M
3%
1-4 Family
$254.0M
26%
Construction
$242.6M
25%
Multifamily
$125.9M
13%
CRE
$317.2M
33%
1-4 Family
Multifamily
CRE
Construction
Business & Consumer

*Bank only at June 30, 2017

First Financial Northwest, Inc.

Yields



Total Asset Yields Improving
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.36%
5.21%
5.23%
5.19%
5.11%
5.15%
5.00%
4.92%
4.92%
4.93%
4.91%
4.34%
4.13%
4.16%
4.12%
4.10%
4.25%
4.39%
4.42%
4.47%
4.52%
4.54%
1.78%
1.73%
1.71%
1.87%
2.02%
2.10%
2.27%
2.36%
2.49%
2.66%
2.69%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Yield on Loans
Total Yield
Yield on Securities

Composition of Deposits

(in millions, excludes Bank-Owned and Brokered Deposits*)

Impact of New Branches – Growth in Core Deposits


6/30/2015
Checking $38.6 6.9%
Savings $26.0 4.7%
MMAs $157.7 28.3%
CDs $335.4 60.1%
Total Deposit Base: $557.7
6/30/2016
Checking $42.2 7.1%
Savings $31.1 5.2%
MMAs $197.1 33.2%
CDs $324.1 54.5%
Total Deposit Base: $594.5
6/30/2017
Checking $56.2 8.5%
Savings $26.7 4.0%
MMAs $232.2 35.2%
CDs $345.0 52.3%
Total Deposit Base: $660.1

* Brokered Deposits were $75.5 million, $65.6 million, and $47.6 million at 6/30/17, 6/30/16, and 6/30/15, respectively.

Average Cost of Funds



Rising Cost of Funds Due To Cost of Interest Rate Hedging
1.30%
1.25%
1.20%
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
0.70%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Total COF
Deposit COF
FHLB Advances COF
0.97% 0.91% 0.87% 0.86% 0.88% 0.90% 0.90% 0.90% 0.92% 0.94% 0.90% 0.91% 0.94% 1.01% 1.07%
0.99% 0.92% 0.87% 0.84% 0.86% 0.88% 0.88% 0.89% 0.91% 0.93% 0.91% 0.95% 0.97% 1.00% 1.03%
0.84% 0.84% 0.89% 0.96% 0.96% 0.95% 0.95% 0.95% 0.96% 0.98% 0.89% 0.79% 0.83% 1.05% 1.24%

First Financial Northwest, Inc.

Efficient Operations


Current Branch Expansion is Temporarily Driving Rising Costs
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
52%
56%
57%
54%
58%
56%
62%
66%
66%
70%
68%
55%
58%
65%
70%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
2.57%
Q1 2017 FDIC
Noninterest Expense
to Average Assets*
(WA median%)
2.98%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

* Source: FDIC State Profile, Fourth Quarter - Washington

Interest Rate Risk

Interest Rate Risk Modeling Results

September 30, 2016

From Liability Sensitive…

Net Interest Income Change at September 30, 2016*

Basis Point Change in Rates	Net Interest Income (Dollars in thousands)		% Change
+300	$	31,389	-9.81%
+200	$	32,553	-6.46%
+100	$	33,734	-3.07%
Base	$	34,802	—
-100	$	35,465	1.91%

*This table illustrates the estimated change in our net interest income over the next 12 months from September 30, 2016, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. For additional information, including the various assumptions used in this modeling, see the Form 10-Q for the quarter ended September 30, 2016. In an effort to protect against rising interest rates, we entered into an interest rate swap agreement in the fourth quarter of 2016. Please refer to our 2016 Form 10-K for details.

Interest Rate Risk Modeling Results

March 31, 2017

…To Neutral in Six Months

Net Interest Income Change at March 31, 2017*

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	34,276	-0.01%
+200	$	34,303	0.07%
+100	$	34,358	0.23%
Base	$	34,278	—
-100	$	34,263	-0.04%

*This table illustrates the estimated change in our net interest income over the next 12 months from March 31, 2017, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. For additional information, including the various assumptions used in this modeling, see the Form 10-Q for the quarter ended March 31, 2017. In an effort to protect against rising interest rates, we entered into an interest rate swap agreement in the fourth quarter of 2016. Please refer to our 2016 Form 10-K for details.

Asset Quality







Nonperforming Loans & Assets

Note: Total Delinquent (>30 days) Loans
EOP Q2 2017 $85,000



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.92%
6.25%
5.76%
5.41%
4.78%
4.63%
4.01%
3.46%
3.21%
2.79%
2.44%
Includes TDRs as reported by SNL Financial
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
0.14%
0.47%
0.14%
0.34%
0.12%
0.32%
0.10%
0.31%
0.07%
0.27%
0.07%
0.22%
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

First Financial Northwest, Inc.

Historical Industry Annual Loan Net Charge-Off Rates

by Loan Type, without Credit Cards



Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
6%
0%
C&D loan net charge-off
histories more than
double other loan types
Cumulative charge-off %'s ~
Expected Loss %
8.3% for thrift crisis
15.0% for financial crisis
3.1%
3.0%
2.2%
1.9%
1.6%
1.8%
5.8%
5.7%
3.5%
2.9%
2.7%
1.3%
1.3%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Multi-Family
CRE Loans
C&I Loans
C&D Loans
HELOCs

Source: Compiled for the Western Independent Bankers 2016 Directors Conference from FDIC Quarterly Banking Profile statistics

Stock Performance

KEEFE, BRUYETTE & WOODS
Specialists in Financial Services
A Stifel Company

Banks| SMIDs

North America Equity Research
July 26, 2017

Analysis of Sales/Earnings | Estimates Change | Price Target Change

First Financial Northwest, Inc. (FFNW) | Market Perform

Higher Expenses Impact Earnings as FFNW Provides for Growth

R $0.18	O $0.20	C $0.23	K $0.21
eported	perating	onsensus	BW

Jacquelynne Chimera Bohlen, CFA
503 499 6281
jbohlen@kbw.com

Schalise Vancura
503 499 6282
vancuras@kbw.com

Summary

ROCK [$0.18, $0.20, $0.23, $0.21]: FFNW reported EPS of $0.18; we calculate operating EPS of $0.20, a miss to consensus/ KBW. Loans posted double-digit growth as deposit balances [illegible]. The NIM [illegible] higher funding costs that didn't offset earning asset yield expansion, and credit remained exceptionally clean [illegible] amount of net recoveries were booked. FFNW repurchased 0.2% of outstanding shares, and tangible book was up 1.2% q/q to $13.00. We are reducing our EPS estimates and price target given higher expense assumptions, with a lower impact in future quarters given our growth expectations. We continue to rate shares at Market Perform.

Changes	Current	Previous
Rating	Market Perform	–
Target Price	$18.00	$19.00

Market Data	
Market Price:	$16.49
Target Price:	$18.00
Proj. Total Return:	10.9%
52-Week Range	$21.29-$13.10
Dividend (Ann) | Yield	$0.28 | 1.70%
BV | Tang. BV	13.00 | 13.00
Shr.O/S-Diluted (mm):	10.5
Insider Ownership:	25.6%
Market Cap:	173.1mm
Total Deposit Prem:	4.1%
Core Deposit Premium:	10.4%

EPS (Net) ($)	2016A	2017E	2018E	2019E
KBW (Curr)	0.74	0.87	1.00	1.20

Reported vs. Operating. We exclude $319 thousand (2 cents) in merger-related charges from our calculation of operating EPS.

Operating vs. KBW. NII was lower (-2 cents), the provision was lower (+2 cents), fees were higher (+1 cent), expenses were higher (-3 cents), and the tax rate was higher (-1 cent); the remaining variance is due to rounding. *See page 3 for our variance table, which also highlights q/q and y/y trends and metrics.*

FFNW Ownership Summary

Approximately 43% Institutional Owned

Top 20 Institutions	Position	Pos Chg	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	934,781	-56,523	8.47%	16,517,580	03-31-2017	13F
Renaissance Technologies LLC	731,100	77,693	6.62%	12,918,537	03-31-2017	13F
The Vanguard Group, Inc.	345,256	15,700	3.13%	6,100,674	03-31-2017	13F
BlackRock Institutional Trust Company, N.A.	319,528	-14,041	2.90%	5,646,060	03-31-2017	13F
Thomson Horstmann & Bryant, Inc.	323,747	-28,110	2.93%	5,222,039	06-30-2017	13F
Numeric Investors LLC	225,379	81,675	2.04%	3,982,447	03-31-2017	13F
Context BH Capital Management, LP	162,099	-3,284	1.47%	2,864,289	03-31-2017	13F
State Street Global Advisors (US)	141,251	4,298	1.28%	2,495,905	03-31-2017	13F
Bridgeway Capital Management, Inc.	120,132	-63,300	1.09%	2,122,732	03-31-2017	13F
Deutsche Asset Management Americas	119,548	26,716	1.08%	2,112,413	03-31-2017	13F
Northern Trust Investments, Inc.	83,304	-3,909	0.75%	1,471,982	03-31-2017	13F
Millennium Management LLC	82,257	-6,339	0.75%	1,453,481	03-31-2017	13F
Invesco PowerShares Capital Management LLC	80,773	64,885	0.73%	1,427,259	03-31-2017	13F
Acadian Asset Management LLC	73,505	-17,927	0.67%	1,298,833	03-31-2017	13F
PanAgora Asset Management Inc.	70,860	18,580	0.64%	1,252,096	03-31-2017	13F
Morgan Stanley & Co. LLC	69,740	-2,475	0.63%	1,232,306	03-31-2017	13F
Two Sigma Investments, LP	69,381	24,980	0.63%	1,225,962	03-31-2017	13F
Arrowstreet Capital, Limited Partnership	64,772	16,801	0.59%	1,144,521	03-31-2017	13F
Geode Capital Management, L.L.C.	62,518	2,350	0.57%	1,104,693	03-31-2017	13F
Hillsdale Investment Management Inc.	46,200	46,200	0.42%	816,354	03-31-2017	13F

Top 10 Insiders	Position	Pos Chg	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,244,648	0	11.28%	19,516,081	04-18-2017	Proxy
First Financial Northwest Foundation	1,050,000	0	9.51%	16,464,000	04-18-2017	Proxy
Kohlwes Gary F	142,246	0	*	2,230,417	02-06-2017	Form 4
Lee Joann E	102,223	1,739	*	1,602,857	06-14-2017	Form 4
Faull Gary F	84,877	1,739	*	1,330,871	06-14-2017	Form 4
Soh Simon	36,049	0	*	565,248	10-17-2016	Form 4
Kiley Joseph W III	29,250	-750	*	458,640	05-02-2017	Form 4
Clarizaa Ronnie J	17,430	0	*	273,302	11-29-2016	Form 4
Jacobson Richard P	15,500	-2,200	*	243,040	07-17-2017	Form 4
Stevens Daniel L	6,581	1,739	*	103,190	06-14-2017	Form 4

*Less than 2% of shares outstanding

Source: Nasdaq
Note: Most recent available data as of 7/24/2017.

First Financial Northwest, Inc.

Total Return – FFNW vs. KRX

12/31/2012 to 7/20/2017

FFNW Outperforms KRX



190%
170%
150%
130%
110%
90%
70%
50%
30%
10%
(10.0%)
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
Jun-17
137.4%
108.5%
FFNW (137.4%)
KRX (108.5%)

Source: SNL Financial
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method. Constituents as of 7/20/2017.
Note II: KRX total return represents the median total return of the 50 KRX constituents.

First Financial Northwest, Inc.

FFNW Historical Share Repurchase Program: Since 12/31/2012



Discount to Book Value
Discount to VWAP
2013
2014
2015
2016
Cumulative Shares Repurchased
Total Shares Repurchased: 2,728,018
Total Shares Rep. / AVDTV: 47.9x
Total Shares Repurchased: 1,594,033
Total Shares Rep. / AVDTV: 34.4x
Total Shares Repurchased: 1,521,817
Total Shares Rep. / AVDTV: 38.5x
Total Shares Repurchased: 2,864,389
Total Shares Rep. / AVDTV: 64.7x
Q2: 1,654,547 @ ~$9.97 Premium / Discount to Quarter VWAP: +3.5% P / TBV: 0.92x
Q3: 501,820 @ ~$10.71 Premium / Discount to Quarter VWAP: +0.4% P / TBV: 0.97x
Q4: 571,651 @ ~$10.88 Premium / Discount to Quarter VWAP: +2.0% P / TBV: 0.97x
Q2: 992,840 @ ~$10.90 Premium / Discount to Quarter VWAP: +2.2% P / TBV: 0.94x
Q3: 274,081 @ ~$10.91 Premium / Discount to Quarter VWAP: +1.5% P / TBV: 0.93x
Q4: 327,112 @ ~$11.40 Premium / Discount to Quarter VWAP: 0.1% P / TBV: 0.95x
Q1: 268,300 @ ~$12.00 Premium / Discount to Quarter VWAP: (1.2%) P / TBV: 0.99x
Q2: 396,757 @ ~$11.95 Premium / Discount to Quarter VWAP: (1.5%) P / TBV: 0.98x
Q3: 402,657 @ ~$12.37 Premium / Discount to Quarter VWAP: (0.1%) P / TBV: 1.00x
Q4: 454,103 @ ~$12.54 Premium / Discount to Quarter VWAP: (2.8%) P / TBV: 1.01x
Q1: 314,087 @ ~$13.36 Premium / Discount to Quarter VWAP: (0.1%) P / TBV: 1.07x
Q2: 122,058 @ ~$13.42 Premium / Discount to Quarter VWAP: +1.4% P / TBV: 1.06x
Q3: 1,431,967 @ ~$14.01 Premium / Discount to Quarter VWAP: +1.6% P / TBV: 1.10x
Q4: 996,277 @ ~$14.51 Premium / Discount to Quarter VWAP: (12.2%) P / TBV: 1.15x
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
Stock Price
Additional Shares Repurchased
Cumulative Shares Repurchased

Note: Market data as of 1/27/2016; quarterly volume-weighted average price ("VWAP") calculation includes all trading days during the quarter indicated.
Source: SNL Financial and Company earnings/press releases and documents

New Stock Repurchase Program

- Effective on May 30, 2017, and expiring on or before November 30, 2017
- Authorizes repurchase of up to 1,100,000 shares of the Company's common stock, or 10% of its outstanding shares, up to $15 million

Strategic Initiatives











Strategic Initiatives

ONGOING

- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Organic growth
  - Acquisition of earning assets, branches, or whole bank(s)
- Continue to develop an efficient deposit gathering strategy by embracing technology to continue diversifying deposit composition away from CDs
- De Novo Branch Expansion – Mill Creek office opened Q3 2015; Edmonds office, Q1 2016; The Renton Landing, Q3 2016; Bellevue office, Q2 2017; and Bothell office expected to open in Q4 2017.
- Obtained regulatory approval to acquire four strategically located branches from Opus Bank; expected to close in Q3 2017.
- Regulatory relations – Semi-annual updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB (Quarterly)

Strategic Initiatives

Recent

Aircraft Lending Launched in 2017

Prospective Market Niches

Areas under consideration to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

1) Aircraft Lending

- Indirect lending via the Aircraft Owners and Pilots Association (AOPA) Aviation Finance Company and direct lending nationwide. Anticipate a loan size range from $250,000 to $8MM. Plan to build portfolio to approximately $100MM over several years.
- Primarily commercial loans to individuals (pilots) and businesses using aircraft for transportation.
- Lending based upon a predominantly asset centered model on very specific type/model of aircraft proven/historically to maintain value. Low LTVs with consideration also given to a minimum debt service ability. Actively managed portfolio will ensure the LTV remains acceptable and that the aircraft are operated, maintained, insured, and titled properly.
- Bank hired experienced and seasoned personnel to build capability and obtain respect from market participants, as well as manage business with an acceptable level of risk.
- Strategic growth and greater stability with asset and geographic diversification, as well as leading to other lending and deposit opportunities.

Strategic Initiatives

Supplement Pacific Northwest Organic Loan Growth

2) Participations & Whole Loans Purchases

- Loans would include both intrastate and interstate loan acquisitions. Interstate loans would include all states in the far Western United States.
- Desire participations where selling bank cannot make entire loan due to a legal or house lending limit or concentration issue.
- Sellers would be reviewed for experience, financial standing, regulatory matters, etc.
- Closed $30 million (eight loans) CRE Portfolio in Q1 2016, $20 million (five loans) in Q2 2016, and a $8 million loan in Q3 2016, (whole loan purchases), and participations totaling $6.5 million (2 loans); located in AZ, CA, CO, OR, UT, and WA. The property types are Multifamily, Mini-storage, Retail, and Office.
- Participations purchased during Q1 and Q2 2017 totaled $23.3 million, comprised of 2 CRE loans in Washington and California.

3) Expand Lending in California

- Bank hired experienced and seasoned personnel to build capability and obtain respect from market participants, as well as manage business with an acceptable level of risk.
- Strategic growth and greater stability with asset and geographic diversification, as well as leading to other lending and deposit opportunities.
- Funded $18 million CRE (Retail Shopping Center) in Southern California (paid off Dec 2016).

Community Involvement

Bankers Care
You Can Bank On Us

Community Reinvestment is a Top Priority


KOMO abc 4
KOMO abc 4
First Financial
Northwest Bank
September 30
NW Harvest
$2,000
Two Thousand
DOLLARS
Bankers Care 2016

Innovation Awards by WBA


2016
Financial Literacy
Innovation Award
First Financial
Northwest Bank
2016
Financial Literacy
Award
First Financial
Northwest Bank

- Help Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout

Top 10 CRA Hour Recipients

Organization
Renton High School / Renton School District
Junior Achievement
United Way
Habitat for Humanity – South King County
Renton Area Youth & Family Services (RAYS)
YWCA
Everett Community College Youth Re-Engagement (U3) Program
Chinese Information and Service Center
Renton Kiwanis Clothes Bank
Peace for Streets by Kids from the Streets

2016 Innovation In Financial Education


Nasdaq
EVERFI
2016 INNOVATION IN FINANCIAL EDUCATION AWARDS HONOREES
BankUnited
BB&T
BBVA Compass
Beneficial
Genworth
First Financial Northwest Bank
DISCOVER
Morgan Stanley
NAVIENT
MBT
MassMutual
PNC BANK
REGIONS
tcf
UBS
War Horse
Silicon Valley Bank


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RENTON
XLVIII
CHAMPIONS
HOME OF THE
SEATTLE
SEAHAWKS

Thank You!